UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

(a)	Previous independent registered public accounting firm.
On May 4, 2015 CIRCOR International, Inc. (the “Company”) dismissed Grant Thornton LLP (“GT”) as the Company’s registered public accounting firm (“auditors”), effective immediately. The decision to terminate the services of GT was approved by the Audit Committee of the Company's Board of Directors.

GT’s reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2013 and December 31, 2014, and through May 4, 2015, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GT would have caused GT to make reference thereto in its reports on the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2013 and 2014, and through May 4, 2015, there were no “reportable events” with respect to the Company as such term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided GT with a copy of the disclosures contained herein and requested that GT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the preceding statements. A copy of such letter, dated May 6, 2015, is filed as Exhibit 16.1 hereto.

(b)	New independent registered public accounting firm
On May 4, 2015 the Company appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The Company’s decision to engage PwC as its independent registered public accounting firm was the result of a competitive selection process involving several firms and was approved by the Audit Committee of the Company's Board of Directors.

During the fiscal years ended December 31, 2013 and 2014, and through May 4, 2015, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its 2015 Annual Meeting of Stockholders on May 4, 2015. The proposals before our stockholders and the results of voting on such proposals were as provided below.
(i) Election of Directors: the following persons were elected as Class I directors for three year terms, such terms to continue until the Annual Meeting of Stockholders to be held in 2018 and until each such director’s successor is duly elected and qualified or until his earlier resignation or removal:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
David F. Dietz	14,585,694	1,585,235	—
Douglas M. Hayes	15,764,312	406,617	—
Norman E. Johnson	15,922,903	248,026	—
(ii) Approval of the advisory resolution regarding the compensation of the Company’s named executive officers. The voting results for this matter were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
12,631,950	3,404,658	134,321	—

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated May 6, 2015, regarding whether or not it agrees with the statements made in this 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2015                     CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer